[LOGO]
GUARDIAN(SM)
                           The Guardian Insurance & Annuity Company, Inc. (GIAC) Customer Service Office
                           P. O. Box 26240
                           Lehigh Valley, Pennsylvania 18003-6240

          APPLICATION TO THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                     SUPPLEMENT FOR VARIABLE LIFE INSURANCE

================================================================================

Please print the following information:

Section 1: Proposed Insured

This Supplement is part of the application for variable life insurance on the life of the Proposed Insured.
                            (please print full name)

Name____________________________________________________________________________
               First                    Middle                   Last

Application Number______________________________________________________________

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Section 2: Smoking Status (Both questions apply to the Proposed Insured)

Have you smoked cigarettes in the past 24 months?                |_| Yes |_| No
(A "Yes" answer designates the Proposed Insured as a smoker.)

Have you used tobacco in any form in the past 24 months?         |_| Yes |_| No

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Section 3: Death Benefit Options

|_| Option 1 (Level Death Benefit equal to the policy's Face Amount)

|_| Option 2 (Death Benefit may increase by the amount of the Policy Account
             Value, but will never be less than the policy's Face Amount)

|_| Option 3 (Death Benefit equal to the greater of the policy's Face Amount plus Net Cumulative Payments or the minimum death benefit required under Section 7702 on the Monthly Processing Date preceding the date of death.)

             (Option 3 may be used only if it is available with the product applied for)

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Section 4: Life Insurance Tests Under Section 7702 of the Federal Income Tax
Code

Complete this Section only if applying for Variable Flexible Premium Adjustable Life Insurance

Section 7702 specifies the rules under which life insurance death proceeds are excludible from gross income. Please check one of the tests shown below. Once elected, such test cannot be changed. If no test is elected, the automatic Life Insurance Test will be the Guideline Premium Test.

|_| Cash Value Accumulation Test         |_| Guideline Premium Test

================================================================================

P1-24 GIAC 2000                                                        {(11/99)}

================================================================================

Section 5:  Planned Premium and Initial Premium Payments

Complete this Section only if applying for Variable Flexible Premium Adjustable Life Insurance

Initial Premium Payment Amount $ _______________________

Planned Premium Payment Amount $ _______________________

Planned premiums may be payable (please check one):

   |_|  Annually          |_|  Semi-Annually
   |_|  Quarterly         |_|  Guard-O-Matic (monthly check plan).
                               Submit GOM form R223 and a void check

The planned premium is an amount the Owner elects to pay. However, this is a flexible premium policy. After the initial premium, no other premium is required to be paid as long as the Net Cash Surrender Value is sufficient to cover monthly deductions when due; if this condition is not met, the policy may lapse without value.

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Section 6: Net Premium Allocation

[% ______  The Guardian Stock Fund
% ______   The Guardian Cash Fund
% ______   The Guardian VC High Yield Bond Fund
% ______   The Guardian VC 500 Index Fund
% ______   Baillie Gifford Emerging Markets Fund
% ______   Value Line Strategic Asset Management Trust
% ______   AIM V.I. Value Fund
% ______   Fidelity VIP III Growth Opportunities Portfolio
% ______   Fidelity VIP III MidCap Portfolio
% ______   Fidelity VIP II Contrafund(R)Portfolio
% ______   Fidelity VIP Equity-Income Portfolio
% ______   Davis Value Portfolio
% ______   MFS  Research Series
% ______   MFS Total Return Series
% ______   Janus Aggressive Growth Portfolio
% ______   Janus Worldwide Growth Portfolio
% ______   Other ____________________________________
% ______   Fixed-Rate Option
% ______   The Guardian Bond Fund
% ______   The Guardian Small Cap Stock Fund
% ______   The Guardian VC Asset Allocation Fund
% ______   Baillie Gifford International Fund
% ______   Gabelli Capital Asset Fund
% ______   Value Line Centurion Fund
% ______   AIM V.I. Capital Appreciation Fund
% ______   AIM V.I. Global Utilities Fund
% ______   Davis Financial Portfolio
% ______   Davis Real Estate Portfolio
% ______   MFS Emerging Growth Series
% ______   MFS New Discovery Series
% ______   MFS Growth with Income Series
% ______   Janus Capital Appreciation Portfolio
% ______   Janus Growth Portfolio
% ______   Other __________________________________
% ______   Other __________________________________]

================================================================================

P1-24 GIAC 2000                                                        {(11/99)}

================================================================================

Section 7: Suitability

Complete this Section only if applying for Variable Flexible Premium Adjustable Life Insurance

1. Have you, the Proposed Insured or the Owner, if other than the Proposed Insured, received the current Prospectus?

                                                            |_| Yes   |_| No

2.    Do you understand that:

      (a) the death benefit may increase or decrease based on the policy's investment return, but will never be less than the guaranteed amount?

                                                            |_| Yes   |_| No

      (b) the cash value may increase or decrease, even to the extent of being reduced to zero, based on the investment return and is not guaranteed?

                                                            |_| Yes   |_| No

3. Do you believe that the policy applied for will meet your insurance needs and financial objectives?

                                                            |_| Yes   |_| No

Note: Upon request, we will furnish illustrations of benefits, including death benefits and cash values, for:

(a) the variable life insurance policy applied for; and (b) a fixed benefit life insurance policy for the same premium.

It is understood that under a variable life insurance policy, the amount of the death benefit above the Guaranteed Insurance Amount, the Policy Account Value and the Cash Surrender Value may increase or decrease, based on the investment experience of the Separate Account and are not guaranteed.

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Section 8: Riders and Optional Provisions

The following riders and optional provisions are available only with Flexible Premium Adjustable Variable Life Insurance Policies:

|_| Accidental Death Benefit Rider $ _________
|_| Guaranteed Insurability Option Rider
|_| Annual Adjustable Renewable Term Rider $ _________
|_| Guaranteed Coverage Rider
|_| Select Security Plan - amendment to "Owner" Endorsement
|_| Other _________________________________
|_| Other _________________________________
|_| Exchange of Insured's Rider
|_| Waiver of Monthly Deduction Rider
|_| Disability Benefit Rider $ _________
|_| Additional Sum Insured Provision $ _________
|_| Other _________________________________
|_| Other _________________________________
|_| Other _________________________________

================================================================================

P1-24 GIAC 2000                                                        {(11/99)}

================================================================================

9.   Dollar Cost Averaging Transfer Option

The portion of the Policy Account Value attributable to The Guardian Cash Fund on the date this option is elected must be at least 12 times the amount designated for transfer each month. The minimum transfer amount per fund, per month is $100. Each month, GIAC will dollar cost average from The Guardian Cash Fund the following amounts into:
================================================================================

$ ______   The Guardian Stock Fund
$ ______   The Guardian Cash Fund
$ ______   The Guardian VC High Yield Bond Fund
$ ______   The Guardian VC 500 Index Fund
$ ______   Baillie Gifford Emerging Markets Fund
$ ______   Value Line Strategic Asset Management Trust
$ ______   AIM V.I. Value Fund
$ ______   Fidelity VIP III Growth Opportunities Portfolio
$ ______   Fidelity VIP III MidCap Portfolio
$ ______   Fidelity VIP II Contrafund(R)Portfolio
$ ______   Fidelity VIP Equity-Income Portfolio
$ ______   Davis Value Portfolio
$ ______   MFS  Research Series
$ ______   MFS Total Return Series
$ ______   Janus Aggressive Growth Portfolio
$ ______   Janus Worldwide Growth Portfolio
$ ______   Other ____________________________________
$ ______   Fixed-Rate Option
$ ______   The Guardian Bond Fund
$ ______   The Guardian Small Cap Stock Fund
$ ______   The Guardian VC Asset Allocation Fund
$ ______   Baillie Gifford International Fund
$ ______   Gabelli Capital Asset Fund
$ ______   Value Line Centurion Fund
$ ______   AIM V.I. Capital Appreciation Fund
$ ______   AIM V.I. Global Utilities Fund
$ ______   Davis Financial Portfolio
$ ______   Davis Real Estate Portfolio
$ ______   MFS Emerging Growth Series
$ ______   MFS New Discovery Series
$ ______   MFS Growth with Income Series
$ ______   Janus Capital Appreciation Portfolio
$ ______   Janus Growth Portfolio
$ ______   Other __________________________________
$ ______   Other __________________________________]

           ANY APPLICATION MADE FOR VARIABLE LIFE INSURANCE IS MADE TO
                THE GUARDIAN INSURANCE AND ANNUITY COMPANY, INC.

All values under this policy which are based on the investment experience of the separate account are variable, may increase or decrease daily and are not guaranteed. The death proceeds, Policy Account Value and Cash Surrender Value under this policy may increase or decrease daily, depending upon payments made, the investment experience of the Separate Account, the amount of interest credited to the Fixed-Rate Option, the amount of charges deducted and whether partial withdrawals or policy loans are taken. There is no minimum guaranteed Cash Surrender Value.

I (We) have read the above information. I (We) agree that the answers to the questions in Section 2 are true to the best of my (our) knowledge and belief.

Dated at _______________________________________ on ____________________________
                    City and State                   Month      Day        Year

___________________________________       ______________________________________
   Signature of Proposed Insured              Signature of Applicant/Owner
                                              if Other than proposed Insured

______________________________________     ____________________________________
Soliciting Agent/Dealer - Please Print     Signature of Soliciting Agent/Dealer
                                                         (witness)

================================================================================

P1-24 GIAC 2000                                                        {(11/99)}

   [LOGO]
GUARDIAN(SM)

                       APPLICATION USAGE AND INSTRUCTIONS

This application should be used for: Qualified Pension Plans and Non-Qualified Payroll Deduction Plans and Individual and Corporate VUL Sales, including COLI Plans.

The basic underwriting guidelines have not been changed. The application has been streamlined to accommodate a variety of sales situations.

       QUALIFIED PENSION PLANS, NON-QUALIFIED PAYROLL DEDUCTION PLANS and
                       INDIVIDUAL AND CORPORATE VUL SALES

Simplified Underwriting
Please complete:                  Signatures are required on:
o     Page 1, questions 1-8         Page 5, Agent's Report on Page 6 and Page 12
o     Page 2, question 13
o     Page 4, questions 19, 20
o     Page 5, questions 21-24

--------------------------------------------------------------------------------

Regular Underwriting
Please complete:                  Signatures are required on:
o     Page 1, questions 1-8         Page 5, Agent's Report on Page 6,
o     Page 2, question 13           Page 9 and Page 12
o     Page 3, questions 16, 17
o     Page 8, questions 25-31
o     Page 9, questions 32, 33
o     Page 11, questions 1-9

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                                   COLI PLANS
Guaranteed Issue
Please complete:                  Signatures are required on:
o     Page 1, questions 1-8         Page 5 and Agent's Report on Page 6
o     Page 2, question 13
o     Page 3, questions 16, 17

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Simplified Underwriting
Please complete:                  Signatures are required on:
o     Page 1, questions 1-8         Page 5, Agent's Report on Page 6 and Page 12
o     Page 2, question 13
o     Page 4, questions 19, 20
o     Page 5, questions 21-24

--------------------------------------------------------------------------------

Regular Underwriting
Please complete:                  Signatures are required on:
o     Page 1, questions 1-8         Page 5, Agent's Report on Page 6,
o     Page 2, question 13           Page 9 and Page 12
o     Page 3, questions 16, 17
o     Page 8, questions 25-31
o     Page 9, questions 32, 33
o     Page 11, questions 1-9

PT-AP-2000

   The notification below must be completed and given to the Proposed Insured before the application is completed.

GUARDIAN(SM)

                    |_| The Guardian Life Insurance Company of
                        America (the Company)
                        7 Hanover Square
                        Mail Area 25C
                        New York, New York 10004-2616

                    |_| The Guardian Insurance & Annuity Company, Inc. (GIAC)
                        Customer Service Office
                        P. O. Box 26240
                        Lehigh Valley, Pennsylvania 18003-6240

                         Insurance Information Practices

Notice to ______________________________________________________________________
                     Proposed Insured (parent or guardian of minor)

Thank you for choosing insurance from Guardian. This notice is given to you at the time you apply for life or health insurance to tell you about the kinds of information we may obtain in connection with your application. We will treat all personal information about you as confidential. You have a right of access and correction with respect to this information. If you would like a more detailed explanation of our information practices, please send your written request to the Corporate Secretary of the Company or GIAC at the applicable address shown above.

                      Fair Credit Reporting Act Pre-Notice

When we begin to process your application, we may ask for a consumer report from a consumer reporting agency. All or part of that report may be an investigative consumer report. Such a report will include information about your character, general reputation, personal characteristics or mode of living, except as may be related directly or indirectly to your sexual orientation. It will be obtained through personal interviews with people who know you. You may ask to be interviewed in connection with this report. We may request later consumer reports, other than an investigative consumer report, at a future update, renewal or extension of the insurance for which you have applied.

At your request, we will tell you if we have asked for a consumer report or an investigative consumer report in the initial processing of your application. If we have, we will tell you the name and address of the consumer reporting agency to which we have made our request for a report. You can obtain a copy of this report by contacting this consumer reporting agency. At your written request, we will give you more detailed information about the nature and scope of this kind of investigation.

                     Medical Information Bureau Pre-Notice

The Medical Information Bureau is a nonprofit membership organization of life insurance companies. The Bureau provides an information exchange for its members. On the request of any of its member companies to which you apply for life or health insurance, or to which you make a claim for benefits, the Bureau will supply Guardian with the information in its files.

Guardian or its reinsurers may make a brief report of objective findings about you to the Bureau. We will not report what action we have taken on your application.

If you so request of the Bureau, it will arrange to disclose the information it may have in your file; however, medical information will be disclosed only to your doctor. If you question the accuracy of the information in the Bureau's file, you may contact the Bureau and seek to correct the information according to procedures set forth in the Federal Fair Credit Reporting Act. The Bureau's address is Post Office Box 105, Essex Station, Boston, MA 02112, telephone 617-426-3660.

                                Medical Records

We may request information from health care providers or others who have records of your medical history, mental or physical condition, or treatment. Only qualified members of Guardian's staff will have access to your medical file to evaluate your eligibility for insurance or to service your claim for benefits under a policy. Your authorization will govern our request for information and any later disclosure of that information.

PT-AP-FCRA-2000

GUARDIAN(SM)

                    |_| The Guardian Life Insurance Company of
                        America (the Company) Home Office:
                        7 Hanover Square
                        Mail Area 25C
                        New York, New York 10004-2616

                    |_| The Guardian Insurance & Annuity Company, Inc. (GIAC)
                        Customer Service Office
                        P. O. Box 26240
                        Lehigh Valley, Pennsylvania 18003-6240

                         APPLICATION FOR LIFE INSURANCE

================================================================================

1.    Print full name of Proposed Insured __________ Height _____ Weight ______

      Social Security No. |_||_||_| - |_||_| - |_||_||_||_|

                              |_| Single  |_| Married  |_| Widowed  |_| Divorced

Date of Birth _____________ Place of Birth ______________  Age _________________
              Mo. Day  Year                                   (nearest birthday)

Home Address _______________________________________ Policy Date _______________
                                             Zipcode

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2.    Insurance Amount $ ____________ Plan Type ________________________________

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3.    Beneficiary (Full name, relationship to Proposed Insured , age if a minor)

If no designated beneficiary is living at the Insured's death, death benefits to
be paid to     Insured's estate |_|     Owner |_|

--------------------------------------------------------------------------------

4.    Owner ____________________________________________________________________

________________________________________________________________________________

Address __________________________________________  Taxpayer ID Number _________

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5.    Name of Employer____________________________ Date of Employment __________

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6. A. Has the Proposed Insured been continuously actively at work as a full-time employee during the last 3 months (disregarding vacations, normal non-working days and other absences totalling not more than 7 days)? Actively at work as a full-time employee means performing all the employee's regular duties for the above employer, at the employer's customary place of employment, on a work schedule which is in no way
      curtailed or altered because of the employee's health.      |_| Yes |_| No

   B. Is the Proposed Insured now actively at work full time? If "No" give full
      details in "Remarks."                                       |_| Yes |_| No

--------------------------------------------------------------------------------

7.    Is Proposed Insured an eligible employee as defined in the Plan under
      which this application is made?                             |_| Yes |_| No
                    If "No," give full details in "Remarks."

--------------------------------------------------------------------------------

8. Is the amount of insurance applied for based on the Proposed Insured's actual compensation as defined in the Plan under which this application is
      made? If "No," give full details in "Remarks."              |_| Yes |_| No

================================================================================

PT-AP-2000

================================================================================

9.    Premiums payable  |_| Annually  |_| Semi-Annually   |_| Quarterly
                        |_| Monthly (for PT series only)
                        |_| Guard-O-Matic (monthly check plan).
                            Submit GOM form R223 and a void check

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10.   Dividend Option (Applicable only to plans written by the Company)
      A. Paid in cash |_|    B. To reduce premium |_|    C. Left at interest |_|
      D. Paid-up additional insurance* |_|
         *not applicable to term insurance

--------------------------------------------------------------------------------

11.   Death Benefit Option          Please check one of the options shown.
      Complete this Section only if applying for Variable Flexible Premium Adjustable Life Insurance

      |_|   Option 1 (Level Death Benefit equal to the policy's Face Amount)

      |_| Option 2 (Death Benefit may increase by the amount of the Policy Account Value, but will never be less than the policy's Face Amount)

      |_| Option 3 (Death Benefit equal to the greater of the policy's Face Amount plus Net Cumulative Payments or the minimum death benefit required under Section 7702 on the Monthly Processing Date preceding the date of death.)

--------------------------------------------------------------------------------

12. Life Insurance Tests Under Section 7702 of the Federal Tax Code Complete this Section only if applying for Variable Flexible Premium Adjustable Life Insurance

Section 7702 specifies the rules under which life insurance death proceeds are excludible from gross income. Please check one of the tests shown below. Once elected, such test cannot be changed. If no test is elected, the automatic Life Insurance Test will be the Guideline Premium Test.

            |_| Cash Value Accumulation Test          |_| Guideline Premium Test

--------------------------------------------------------------------------------

13.   Planned Premium Payment
      Complete this Section only if applying for Variable Flexible Premium Adjustable Life Insurance

      Planned Premium Payment Amount $ __________________
      Planned premiums may be payable (please check one):
            |_| Annually      |_| Semi-Annually      |_| Quarterly
  |_| Guard-O-Matic (monthly check plan). Submit GOM form R223 and a void check

--------------------------------------------------------------------------------

14.   Suitability
      Complete this Section only if applying for Variable Flexible Premium Adjustable Life Insurance

1. Have you, the Proposed Insured or the Owner, if other than the Proposed Insured, received the current Prospectus?
                                                                  |_| Yes |_| No

2.    Do you understand that:

      (a) the death benefit may increase or decrease based on the policy's investment return, but will never be less than the guaranteed amount?
                                                                  |_| Yes |_| No

      (b) The cash value may increase or decrease, even ito the extent of being reduced to zero, based on the investment return And is not guaranteed?
                                                                  |_| Yes |_| No

3.    Do you believe that the policy applied for will meet your insurance needs
      and financial objectives?                                   |_| Yes |_| No

Note: Upon request we will furnish illustrations of benefits, including death benefits and cash values, for:

(a) the variable life insurance policy applied for; and (b) a fixed benefit life insurance policy for the same premium.

It is understood that under a variable life insurance policy, the amount of the death benefit above the Guaranteed Insurance Amount, the Policy Account Value and the Cash Surrender Value may increase or decrease, based on the investment experience of the Separate Account and are not guaranteed.

================================================================================

PT-AP-2000

================================================================================

15.   Net Planned Premium

[% ______   The Guardian Stock Fund
% ______    The Guardian Cash Fund
% ______    The Guardian VC High Yield Bond Fund
% ______    The Guardian VC 500 Index Fund
% ______    Baillie Gifford Emerging Markets Fund
% ______    Value Line Strategic Asset Management Trust
% ______    AIM V.I. Value Fund
% ______    Fidelity VIP III Growth Opportunities Portfolio
% ______    Fidelity VIP III MidCap Portfolio
% ______    Fidelity VIP II Contrafund(R)Portfolio
% ______    Fidelity VIP Equity-Income Portfolio
% ______    Davis Value Portfolio
% ______    MFS  Research Series
% ______    MFS Total Return Series
% ______    Janus Aggressive Growth Portfolio
% ______    Janus Worldwide Growth Portfolio
% ______    Other ____________________________________
% ______    Fixed-Rate Option
% ______    The Guardian Bond Fund
% ______    The Guardian Small Cap Stock Fund
% ______    The Guardian VC Asset Allocation Fund
% ______    Baillie Gifford International Fund
% ______    Gabelli Capital Asset Fund
% ______    Value Line Centurion Fund
% ______    AIM V.I. Capital Appreciation Fund
% ______    AIM V.I. Global Utilities Fund
% ______    Davis Financial Portfolio
% ______    Davis Real Estate Portfolio
% ______    MFS Emerging Growth Series
% ______    MFS New Discovery Series
% ______    MFS Growth with Income Series
% ______    Janus Capital Appreciation Portfolio
% ______    Janus Growth Portfolio
% ______    Other __________________________________
% ______    Other __________________________________]

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16.   Is the insurance applied for intended to replace, in whole or in part, any insurance policy or annuity contract in force in this or any other
      company?                                                    |_| Yes |_| No

If 'Yes," give details in dated and signed statement, including company, plan, policy number, if known, and reason for replacement.

--------------------------------------------------------------------------------

17.   Riders and Optional Provisions

The following riders and optional provisions are available only with Flexible Premium Adjustable Variable Life Insurance Policies

|_| Accidental Death Benefit Rider $ _________
|_| Guaranteed Insurability Option Rider
|_| Annual Adjustable Renewable Term Rider $ _________
|_| Guaranteed Coverage Rider
|_| Select Security Plan - amendment to "Owner" Endorsement
|_| Other _________________________________
|_| Other _________________________________
|_| Exchange of Insured's Rider
|_| Waiver of Monthly Deduction Rider
|_| Disability Benefit Rider $ _________
|_| Additional Sum Insured Provision $ _________
|_| Other _________________________________
|_| Other _________________________________
|_| Other _________________________________

================================================================================

PT-AP-2000

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18.   Dollar Cost Averaging Transfer Option

The portion of the Policy Account Value attributable to The Guardian Cash Fund on the date this option is elected must be at least 12 times the amount designated for transfer each month. The minimum transfer amount per fund, per month is $100. Each month, GIAC will dollar cost average from The Guardian Cash Fund the following amounts into:

[% ______  The Guardian Stock Fund
% ______   The Guardian Cash Fund
% ______   The Guardian VC High Yield Bond Fund
% ______   The Guardian VC 500 Index Fund
% ______   Baillie Gifford Emerging Markets Fund
% ______   Value Line Strategic Asset Management Trust
% ______   AIM V.I. Value Fund
% ______   Fidelity VIP III Growth Opportunities Portfolio
% ______   Fidelity VIP III MidCap Portfolio
% ______   Fidelity VIP II Contrafund(R)Portfolio
% ______   Fidelity VIP Equity-Income Portfolio
% ______   Davis Value Portfolio
% ______   MFS  Research Series
% ______   MFS Total Return Series
% ______   Janus Aggressive Growth Portfolio
% ______   Janus Worldwide Growth Portfolio
% ______   Other ____________________________________
% ______   Fixed-Rate Option
% ______   The Guardian Bond Fund
% ______   The Guardian Small Cap Stock Fund
% ______   The Guardian VC Asset Allocation Fund
% ______   Baillie Gifford International Fund
% ______   Gabelli Capital Asset Fund
% ______   Value Line Centurion Fund
% ______   AIM V.I. Capital Appreciation Fund
% ______   AIM V.I. Global Utilities Fund
% ______   Davis Financial Portfolio
% ______   Davis Real Estate Portfolio
% ______   MFS Emerging Growth Series
% ______   MFS New Discovery Series
% ______   MFS Growth with Income Series
% ______   Janus Capital Appreciation Portfolio
% ______   Janus Growth Portfolio
% ______   Other __________________________________
% ______   Other __________________________________]

All values under this policy which are based on the investment experience of the separate account are variable, may increase or decrease daily and are not guaranteed. The death proceeds, Policy Account Value and Cash Surrender Value under this policy may increase or decrease daily, depending upon payments made, the investment experience of the Separate Account, the amount of interest credited to the Fixed-Rate Option, the amount of charges deducted and whether partial withdrawals or policy loans are taken. There is no minimum guaranteed Cash Surrender Value.

--------------------------------------------------------------------------------

19.   Has the Proposed Insured within the last 12 months:

      (a)   been treated for or had any known heart disease, stroke or cancer?
                                                                  |_| Yes |_| No

      (b) had an electrocardiogram because of chest pain or any other physical problem or taken medication for elevated blood Pressure?
                                                                  |_| Yes |_| No

If this question, (a) or (b), is answered "yes," the agent is not authorized to take money or deliver a Temporary Insurance Agreement, and the Temporary Insurance Agreement shall be ineffective

--------------------------------------------------------------------------------

20.   Has the Proposed Insured ever had or been treated for:

      (a)   heart disease, stroke, cancer, chest pain or elevated blood
            pressure?                                             |_| Yes |_| No

      (b)   respiratory disorder, kidney disorder, diabetes or mental condition?
                                                                  |_| Yes |_| No

      (c)   any condition not covered in (a) or (b)?              |_| Yes |_| No

================================================================================

PT-AP-2000

================================================================================

21.   (a) Is the Proposed Insured currently receiving medical care or taking
      medication?                                                 |_| Yes |_| No

      (b) Has the Proposed Insured been advised within the past 5 years to have any diagnostic test, hospitalization, or surgery which has not been
      completed?                                                  |_| Yes |_| No

--------------------------------------------------------------------------------

22. (a) Has the Proposed Insured ever used drugs other than as prescribed by a physician or had or been advised to have counseling or treatment for
      alcohol or drug abuse?                                      |_| Yes |_| No

      (b) Has the Proposed Insured smoked cigarettes in the past 24 months?
                                                                  |_| Yes |_| No

      (c) Has the Proposed Insured used tobacco in any form in the past 24
      months?                                                     |_| Yes |_| No

--------------------------------------------------------------------------------

23. During the past 10 years, have you been diagnosed by or received treatment from a member of the medical profession for Acquired Immune Deficiency Syndrome (AIDS), AIDS Related Complex (ARC), or any disorder of the immune system?
                                                                  |_| Yes |_| No

--------------------------------------------------------------------------------

24. Provide details of "No" answers to question 6B. Provide specific details and dates of "Yes" answer to questions 19, 20, 21, 22 and 23.

--------------------------------------------------------------------------------

AMENDMENTS OR CORRECTIONS (For Home Office use only)


________________________________________________________________________________
I (We) have read the above information. I (We) agree that the answers to the questions are true to the best of my (our) knowledge and belief. I (We) agree a) that this Application and any supplement to the Application, if required, shall for a part of any Policy issued; b) that no information acquired by any Representative of GIAC shall bind GIAC unless it shall have been set out in writing in this Application; and c) that only the President, a Vice President or a Secretary of GIAC has the authority to bind GIAC by any promise or statement or to waive or modify any of GIAC's requirements. I (We) further agree that no insurance shall take effect (except as provided in the Temporary Insurance Agreement and such Agreement issued) unless and until the Policy has been delivered to and accepted by me (us) and the premium paid during the lifetime and prior to any change in the health of the Proposed Insured, as stated in this Application.

Changes or corrections made by GIAC and noted in the Amendments section above are ratified by the Owner upon acceptance of a contract containing this Application with the noted changes or corrections. In those states where written consent is required by statute or State Insurance Department regulation as to amendments as to plan, amount, classification, age at issue, or benefits, such changes will be made only with the Owner's written consent.

[I authorize my employer to deduct from my pay the amount of premiums payable by me in accordance with the sponsored insurance plan under which this application is being submitted.]

______________________________________________________________
Signature of Applicant or Owner if other than Proposed Insured

______________________________________________________________
                 Signature of Proposed Insured

Signed at _________________________       Witness ______________________________
          City     State       Date                          Agent

================================================================================

PT-AP-2000

                                 AGENT'S REPORT

Do you have knowledge or reason to believe that replacement of an existing
insurance policy or annuity may be involved?                      |_| Yes |_| No

If "yes," complete replacement requirements. Give company name and policy number.

The answers to all questions on this application are full, complete and true to the best of my knowledge and belief. I know nothing unfavorable about this risk which is not fully set forth in these papers. The writing agent or broker is duly appointed and licensed in the state in which this application was signed.

________________________________    __________________________
Signature of Soliciting Agent(s)    Type or print Agent's name

_________________________
General Agent's Signature

                  TO BE COMPLETED IN EVERY CASE. DO NOT DETACH
                       AUTHORIZATION TO OBTAIN INFORMATION

Investigative consumer report. I authorize The Guardian Life Insurance Company of America or The Guardian Insurance & Annuity Company, Inc. to obtain or have prepared an investigative consumer report as described in the notice given to me.

Medical records and other information. I authorize any physician, medical practitioner, hospital, clinic, other health facility, consumer reporting agency, the Medical Information Bureau, insurance or reinsurance company, or employer to release any and all medical and non-medical information in its possession about me or my minor children to The Guardian Life Insurance Company of America or The Guardian Insurance & Annuity Company, Inc. or its legal representatives. Medical information means all information in the possession of or derived from providers of health care regarding the medical history, mental or physical condition, or treatment of me or my minor children. I agree that this authorization shall be valid for two and one half years from the date shown below and that a copy of the authorization shall be as valid as the original. I know that I may request and receive a copy of this authorization.

I understand The Guardian Life Insurance Company of America or The Guardian Insurance & Annuity Company, Inc. will use the information obtained by this authorization to determine eligibility for insurance or eligibility for benefits under an existing policy. The Guardian Life Insurance Company of America or The Guardian Insurance & Annuity Company, Inc. will not release any information obtained to any person or organization except to reinsurance companies, the Medical Information Bureau, or other persons or organizations performing business or legal services in connection with my application, claim, or as may be lawfully permitted or required, or as I may further authorize.


Signed this _____________________ day of _____________________    _________
                                                                    Year

                                   _____________________________________________
                                           Signature of Proposed Insured

                                   _____________________________________________
                                   Signature of spouse if proposed for insurance

PT-AP-2000

                   DO NOT DETACH unless Questions 21(a), 21(b)
                    and 21(c) are answered in the negative.
   If the answers are positive or incomplete, the agent is not authorized to deliver this agreement, and this agreement shall be ineffective.

Temporary Insurance Agreement (To be given to Applicant)
Used with 401(k) and worksite marketing only for Pension Trust product L-97

================================================================================

The death benefit under this Agreement is the face amount applied for in an application with the same date as number as this Agreement on the life of ____________________________, herein called the `Proposed Insured." This death benefit, together with any insurance pending issue with the Company or GIAC, may not exceed $50,000. The maximum period of coverage is 60 days.

Temporary Insurance Coverage - Maximum of $50,000.

If the Proposed Insured dies during the period covered by this Agreement, the Company or GIAC will pay a death benefit to the beneficiary designated in the application. The amount of the death benefit will be the lesser of:

o     the face amount of insurance applied for;

o     $50,000

This death benefit, together with any insurance pending issue with the Company or GIAC, may not exceed $50,000.

Date Coverage Begins

Temporary Insurance coverage under this Agreement will begin on the later of:

o     the date of this Agreement;

o     the date of this application.

Date Coverage Terminates - 60-Day Maximum

Temporary insurance coverage under this Agreement will terminate on the earliest of:

o the 60th day after the temporary insurance coverage begins under this Agreement;

o     the issue date of the policy applied for;

o     the date a policy, other than as applied for, is offered to the applicant;

o     the date the Company or GIAC declines the application;

o the date any policy issued under the application is refused by the applicant.

Conditions and Limitations

o No insurance will take effect under this Agreement if the Proposed Insured's death results from suicide. The Company's or GIAC's liability will be limited to the premiums paid.

o No person, except the President, a Vice President or Secretary of the Company or GIAC has the authority to alter or modify the provisions of this Agreement.

Signed at ______________________________________  on ___________________________
                      CITY AND STATE                    MONTH    DAY    YEAR

Signature of Agent  __________________ Signature of Owner/Applicant ____________

PT-AP-2000
================================================================================

                             COMPLETE PAGES 8 AND 9
        IF INSURANCE APPLIED FOR IS NOT GUARANTEED ISSUE IN ITS ENTIRETY

================================================================================

25. Has any application for life, accident or health insurance or reinstatement of any such insurance on the life of the Proposed Insured ever been declined, postponed, rated-up, or in any way modified?
                                                                  |_| Yes |_| No

      If "Yes," explain and give date and company under "Remarks."

--------------------------------------------------------------------------------

26. Is there now pending any application for life, accident or health insurance, or reinstatement of a policy on the life of the Proposed
      Insured?                                                    |_| Yes |_| No

      If "Yes," explain and give amounts, date and company under "Remarks."

--------------------------------------------------------------------------------

27.   List below total insurance now on life of Proposed Insured.

--------------------------------------------------------------------------------
      Year Issued               Company               Amount              Plan
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

28.   Previous Residence

Remarks

--------------------------------------------------------------------------------

29.   Current Occupation:_______________________________________________________

      Former occupation (if changed within two years):__________________________

      Previous business address (if changed within two years) __________________

--------------------------------------------------------------------------------

30.   Does Proposed Insured contemplate:

      A.    Changing occupation?                                  |_| Yes |_| No

      B.    Travel or residence outside the U.S.?                 |_| Yes |_| No

      If either question is answered "Yes," give details under "Remarks."

--------------------------------------------------------------------------------

31.   Has the Proposed Insured:

      A.    Made any aerial flights except as a fare-paying passenger within the
            past three years?                                     |_| Yes |_| No

      B.    Any intention to make any such flights?               |_| Yes |_| No

      If either question is answered "Yes," complete Aviation Supplement

================================================================================

PT-AP-2000

================================================================================

32. Does the Proposed Insured plan to participate in, or has he/she within the past 3 years, participated in auto, boat, snowmobile or motorcycle racing, skin or scuba diving, parachuting or skydiving, hang gliding or mountain
      or rock climbing?                                           |_| Yes |_| No

      (If "Yes," complete Avocation Supplement)

--------------------------------------------------------------------------------

33.   A. Does the Proposed Insured ride a motor vehicle?          |_| Yes |_| No

      If "yes," give Driver's License Number ________________ State ___________


      B. Within the past 3 years, has the Proposed Insured been convicted of any motor vehicle moving violations or had his/her driver's license suspended
      or revoked? (If "Yes," complete Driving Supplement)         |_| Yes |_| No

                       AUTHORIZATION TO OBTAIN INFORMATION

Investigate Consumer Report. I authorize The Guardian Life Insurance Company of America or The Guardian Insurance & Annuity Company, Inc. to obtain or have prepared an investigative consumer report as described in the notice given to me.

Medical record and other information. I authorize any physician, medical practitioner, hospital, clinic, other health facility, consumer reporting agency, the Medical Information Bureau, insurance or reinsurance company, or employer to release any and all medical and non-medical information in its possession about me to The Guardian Life Insurance Company of America or The Guardian Insurance & Annuity Company, Inc. or its legal representatives. Medical information means all information in the possession of or derived from providers of health care regarding my medical history, mental or physical condition, or treatment. I agree that this authorization shall be valid for two and one half years from the date shown below and that a copy of the authorization shall be as valid as the original. I know that I may request and receive a copy of this authorization.

I understand The Guardian Life Insurance Company of America or The Guardian Insurance & Annuity Company, Inc. will use the information obtained by this authorization to determine eligibility for insurance or eligibility for benefits under an existing policy. Guardian will not release any information obtained to any person or organization except to reinsurance companies, the Medical Information Bureau, or other persons or organizations performing business or legal services in connection with my application, claim, or as may be lawfully permitted or required, or as I may further authorize.

I acknowledge receipt of Guardian's notice regarding its Insurance Information Practices, the Fair Credit Reporting Act, the Medical Information Bureau, and Medical Records.

Signed this _______ day of __________, ____   _________________________________
                                       Year     Signature of Proposed Insured

PT-AP-2000.

--------------------------------------------------------------------------------

                         Telephone Interview Information

A telephone interview may be necessary to verify or supplement information given to us on your application.

This interview may be made from our Home office or from a consumer reporting agency by a trained interviewer acting on our behalf.

Please enter the information requested below so we can call you at a time and place convenient to you.


Name ___________________________________________________________________________
            First                         M.I.              last

Telephone: Home: _________ _____ _________ Business: _________ _____ _________
                 Area Code                           Area Code

Preferred place to call: |_| Home  |_| Business

Preferred Time to Call:

|_| Morning (Local Time)      _____ AM
|_| Afternoon (Local Time)    _____ PM
|_| Evening (Local Time)      _____ PM

--------------------------------------------------------------------------------

  Complete Pages 11 and 12 only if, in accordance with Company or GIAC rules, entire amount of insurance applied for may not be considered on a guaranteed issue basis, but may be considered without a medical examination.

APPLICATION TO  |_| The Guardian Life Insurance Company of America (the Company)
                |_| The Guardian Insurance & Annuity Company, Inc. (GIAC)

                             NON-MEDICAL SUPPLEMENT

--------------------------------------------------------------------------------

1. a. Name and address of your personal physician ______________________________

      (If none, so state) ______________________________________________________

   b. Date and reason last consulted? __________________________________________

      __________________________________________________________________________

c.    What treatment or medication was given or recommended? ___________________

      __________________________________________________________________________

      Proposed Insured

      Height _______  ft. __________ in.
      Weight _______ lbs.  By scale |_|
                          Estimated |_|

      Weight change past year
      |_| Gain |_| Loss ______  lbs.

      Explain below
--------------------------------------------------------------------------------
2. Have you ever had or been treated for:                            Yes     No

   a. dizziness, convulsions, paralysis or stroke, mental or
      emotional problems; any disease or disorder of the
      brain or nervous system?                                       |_|     |_|

   b. shortness of breath, persistent hoarseness of cough;
      asthma, emphysema, tuberculosis; any other disease or
      disorder of lungs or respiratory system?                       |_|     |_|

   c. chest pain or discomfort, palpitation, elevated blood
      pressure, rheumatic fever, heart murmur or any other
      disease or disorder of the heart or blood vessels?             |_|     |_|

   d. ulcer, indigestion, hernia, colitis or any other
      disease or disorder of the stomach, intestines,
      rectum, liver, gall bladder, pancreas or spleen?               |_|     |_|

   e. sugar, pus, albumin or blood in the urine; venereal
      disease; any disease or disorder of the kidneys,
      bladder, prostate, genital organs, breasts?                    |_|     |_|

   f. diabetes; thyroid or other glandular disease or
      disorder?                                                      |_|     |_|

   g. arthritis, gout or any disease or disorder of the
      joints, muscles or bones?                                      |_|     |_|

   h. cancer or tumor of any kind, growth, unexplained
      bleeding?                                                      |_|     |_|

   i. anemia or other disease or disorder of the blood?              |_|     |_|

   j. any disease or disorder of skin, ears, eyes, nose or
      throat or any impairment of sight or hearing?                  |_|     |_|

   k. any injury, disease, deformity, abnormality or
      disorder not listed above?                                     |_|     |_|
--------------------------------------------------------------------------------
3. Have you ever used drugs other than as prescribed by a
   physician, or been advised to have counseling or
   treatment for alcohol or drug use?                                |_|     |_|
--------------------------------------------------------------------------------
4. Have you smoked cigarettes in the last twenty-four
   months?                                                           |_|     |_|
--------------------------------------------------------------------------------
5. Are you now under observation, receiving treatment, or
   taking medication?                                                |_|     |_|
--------------------------------------------------------------------------------
6. Other than above, have you within the past five years:

   a. had a checkup, consultation, illness, injury or
      surgery?                                                       |_|     |_|

   b. been a patient in a hospital, clinic, sanatorium, or
      other medical facility?                                        |_|     |_|

   c. had electrocardiogram, x-ray, other diagnostic test?           |_|     |_|

   d. been advised to have any diagnostic test,
      hospitalization, or surgery which was not completed?           |_|     |_|
--------------------------------------------------------------------------------
7. a. Have you ever had any tumor or disorder of female
      organs or complications of pregnancy?                          |_|     |_|

   b. Are you now pregnant? If "Yes," give expected delivery date. _____________
--------------------------------------------------------------------------------
8. Do you have a family history of: diabetes, cancer, high
   blood pressure, heart disease, mental illness or suicide?         |_|     |_|
--------------------------------------------------------------------------------
                         Age if                Cause of                  Age at
9.                       Living                  Death                   Death
--------------------------------------------------------------------------------
Father
--------------------------------------------------------------------------------
Mother
--------------------------------------------------------------------------------
Brothers and Sisters

No. Living _________

No. Dead   _________
--------------------------------------------------------------------------------

PT-AP-2000

  DETAILS of "yes" answers. IDENTIFY QUESTION NUMBER. CIRCLE APPLICABLE ITEMS:

  Include diagnoses, dates, durations and names and addresses of all attending physicians and medical facilities.

--------------------------------------------------------------------------------

I represent that all the statements and answers above are complete and true to the best of my knowledge and belief.

Dated at ___________________         on ________________________
                                        Month    Day       Year

                                                _____________________________
                                                Signature of Proposed Insured

                                                _____________________________
                                                  Soliciting Agent (witness)

                                  AUTHORIZATION

Medical record and other information. I authorize any physician, medical practitioner, hospital, clinic, other health facility, consumer reporting agency, the Medical Information Bureau, insurance or reinsurance company, or employer to release any and all medical and non-medical information in its possession about me to The Guardian Life Insurance Company of America or The Guardian Insurance & Annuity Company, Inc. or its legal representatives. Medical information means all information in the possession of or derived from providers of health care regarding my medical history, mental or physical condition, or treatment. I agree that this authorization shall be valid for two and one half years from the date shown below and that a copy of the authorization shall be as valid as the original. I know that I may request and receive a copy of this authorization.

I understand The Guardian Life Insurance Company of America or The Guardian Insurance & Annuity Company, Inc. will use the information obtained by this authorization to determine eligibility for insurance or eligibility for benefits under an existing policy. The Guardian Life Insurance Company of America or The Guardian Insurance & Annuity Company, Inc. will not release any information obtained to any person or organization except to reinsurance companies, the Medical Information Bureau, or other persons or organizations performing business or legal services in connection with my application, claim, or as may be lawfully permitted or required, or as I may further authorize.

I acknowledge receipt of The Guardian Life Insurance Company of America's or The Guardian Insurance & Annuity Company, Inc.'s notice regarding its Insurance Information Practices, the Fair Credit Reporting Act, the Medical Information Bureau, and Medical Records.

___________       X__________________________   X______________________________
   Date                     Witness               Signature of Proposed Insured

PT-AP-2000